UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 812-13797

AB ACTIVE ETFs, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.23

ANNUAL REPORT

AB HIGH YIELD ETF

(NYSE: HYFI)

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund daily at www.abfunds.com.

Foreside Fund Services, LLC (“Foreside”) is the distributor of the fund. Foreside is a member of FINRA.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Yield ETF.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB exchange-traded funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB ETFs

abfunds.com	AB HIGH YIELD ETF | 1

ANNUAL REPORT

December 21, 2023

This report provides management’s discussion of fund performance for the AB High Yield Portfolio for the annual reporting period ended October 31, 2023.

At meetings held on January 31–February 1, 2023, the Board of Directors of the AB Bond Fund, Inc. (the “Board”) approved the reorganization of the Fund into a newly created exchange-traded fund (“ETF”) (the “Conversion”), to be managed by the Adviser. Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Fund was converted into an ETF (the “Acquiring Portfolio”), a newly created series of AB Active ETFs, Inc., with an identical investment objective, and identical fundamental investment policies and investment strategies as the Fund. The closing date of the Conversion was May 15, 2023. In connection with the Conversion, the assets and liabilities of the Fund were transferred to the Acquiring Portfolio, and stockholders of the Fund received shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Fund (less cash corresponding to any fractional share amount). Also in connection with the Conversion, Class A and Class Z shares of the Fund were automatically converted into Advisor Class shares on April 14, 2023. The Adviser believes that the Conversion will provide multiple benefits for investors of the Fund, including lower net expenses, additional share trading flexibility, increased transparency of portfolio holdings and enhanced tax efficiency.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

NAV RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	6 Months	12 Months

AB HIGH YIELD ETF	-0.32%	5.86%

Bloomberg US Corporate HY 2% Issuer Capped Index	0.02%	6.23%

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared with its primary benchmark, the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended October 31, 2023. The table also includes the Markit iBoxx USD Liquid High Yield Index.

During both periods, the Fund underperformed the benchmark, before sales charges. In the 12-month period, security selection was the largest detractor, relative to the benchmark, from selection in banking, media and airlines that were partially offset by gains from selection among automotive, telecommunications and energy. Industry allocation also detracted, mainly

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from off-benchmark exposure to US Treasury bonds and high-yield credit default swaps. An underweight to consumer cyclical-retailers that was partially offset by gains from overweights to insurance, consumer noncyclical and banking also detracted. Yield-curve positioning contributed, from an underweight to the five-year part of the curve that outweighed losses from an overweight to the 10-year part of the curve and an underweight to the six-month part of the curve. Currency decisions were a minor contributor to performance.

Over the six-month period, security selection was the greatest detractor, mostly from selection in media, banking, consumer noncyclicals and services that outweighed gains from selection within finance. Yield-curve positioning added to relative performance, due to underweights to the two-and five-year parts of the curve, which were partially offset by gains from an overweight to the 10-year part of the yield curve. Industry allocation also contributed, because of overweights to insurance, banking and media. Off-benchmark exposure to total return swaps contributed more than losses from underweights to consumer cyclical-entertainment and retailers and off-benchmark exposure to US Treasury bonds detracted. Currency decisions did not meaningfully impact results during the period.

During both periods, the Fund used derivatives in the form of futures to hedge duration and interest-rate risk, and interest rate swaps to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps, both single name and index, were used to take active exposure, as well as to hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps were used to create synthetic high-yield exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended October 31, 2023, fixed-income government bond market yields were extremely volatile in all major developed markets, and developed-market government bond returns diverged based on individual country growth and inflation expectations. Most central banks raised interest rates significantly to combat inflation and then paused further interest-rate hikes. Government bond returns in aggregate were positive, as returns rose in Italy, Japan and Spain, and fell in the UK, Australia, Germany, the US and Canada. Overall, developed-market investment-grade corporate bonds significantly outperformed government bonds, including in the US and eurozone. High-yield corporate bonds advanced and materially outperformed government bonds—especially in the eurozone and US. Emerging-market local-currency sovereign bonds led risk asset returns, as the US dollar was mixed against all currencies. Emerging-market hard-currency sovereign and corporate bonds had strong relative positive returns, particularly among high-yield sovereigns and corporates.

abfunds.com	AB HIGH YIELD ETF | 3

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-yield strategy with a global, multi-sector approach. The Team invests in corporate bonds from US and non-US issuers, and government bonds from developed and emerging markets, primarily focusing on lower-rated bonds (“junk bonds”), although it may also invest in investment-grade bonds.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities rated Ba1 or lower by Moody’s Investors Service, or BB+ or lower by S&P Global Ratings or Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization (commonly known as “junk bonds”); unrated securities considered by the Adviser to be of comparable quality; and related derivatives.

The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund invests most often in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies and securities of emerging-market issuers. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Corporate HY 2% Issuer Capped Index and the Markit iBoxx USD Liquid High Yield Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index, which represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. The Markit iBoxx USD Liquid High Yield Index consists of USD high-yield bond issues with more than $400 million outstanding, selected to provide a balanced representation of the broad USD high-yield liquid corporate bond universe. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

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DISCLOSURES AND RISKS (continued)

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

ETF Share Price and Net Asset Value Risk: The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk: Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk: There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary

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DISCLOSURES AND RISKS (continued)

volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund and the underlying value of the Fund share.

Management Risk: The Fund is subject to management risk because it is an actively managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Performance information prior to July 26, 2016, shown reflects the historical performance of the AB High Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”). Upon completion of a reorganization of the Accounting Survivor into the Fund on July 26, 2016 (the “Reorganization”), Class Z shares of the Fund assumed the performance and financial history of the Accounting Survivor. Because the Fund has higher expenses than the Accounting Survivor had, the Accounting Survivor’s performance would have been lower than that shown had it operated with the Fund’s current expense levels. At the time of the Reorganization, the Accounting Survivor and the Fund had substantially similar investment objectives and strategies.

From February 26, 2018, through April 29, 2021, the Fund had a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown during this period reflects performance fee

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DISCLOSURES AND RISKS (continued)

adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement. Class A and Class Z shares of the Fund were not in operation during this period.

Effective April 14, 2023, Class A and Class Z shares were converted to Advisor Class shares.

All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2013 TO 10/31/2023

This chart illustrates the total value of an assumed $10,000 investment in AB High Yield ETF (from 10/31/2013 to 10/31/2023) as compared to the performance of the Fund’s current and previous benchmarks. The chart assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2023 (unaudited)

	NAV Returns	Market Returns (reflects applicable sales charges)	SEC Yields[1]

AB HIGH YIELD ETF			8.76%

1 Year	5.86%	6.02%

5 Years	3.33%	3.37%

10 Years	3.87%	3.88%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratio as 0.40 gross of any fee waivers or expense reimbursements. The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund (including expenses of AB Active ETFs, Inc. relating to the Fund), except for the advisory fees, payments under the Fund’s 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses (other than fees and expenses for funds advised by the Adviser and/or its affiliates), and litigation and extraordinary expenses not incurred in the ordinary course of the Fund’s business. Additionally, the Fund shall be responsible for its non-operating expenses, including brokerage commissions. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2023.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2023 (unaudited)

Market Returns (reflects applicable sales charges)

AB HIGH YIELD ETF

1 Year	9.85%

5 Years	3.22%

10 Years	4.27%

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on purchases and sales of shares and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Actual	$1,000	$996.80	$2.06	0.41%	$2.11	0.42%
Hypothetical**	$1,000	$1,023.14	$2.09	0.41%	$2.14	0.42%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

October 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $73.9

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

October 31, 2023

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 71.1%
Industrial – 63.9%
Basic – 3.9%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)	U.S.$	68	$67,146
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		260	176,743
7.50%, 09/30/2029(a)		17	9,185
Cleveland-Cliffs, Inc. 4.625%, 03/01/2029(a)		6	5,175
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026		97	93,575
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		137	121,207
Element Solutions, Inc. 3.875%, 09/01/2028(a)		320	272,330
ERP Iron Ore LLC 9.039%, 12/31/2019(b)(c)(d)(e)(f)		5	1,598
FMG Resources (August 2006) Pty Ltd. 4.375%, 04/01/2031(a)		358	288,562
6.125%, 04/15/2032(a)		180	159,003
Graham Packaging Co., Inc. 7.125%, 08/15/2028(a)		119	92,314
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		12	10,546
3.75%, 02/01/2030(a)		23	18,918
4.75%, 07/15/2027(a)		28	26,152
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(a)	EUR	100	91,471
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	151	123,663
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(f)		39	32,545
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		98	81,030
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(b)(c)(d)(e)(g)		60	– 0	–
Olympus Water US Holding Corp. 9.75%, 11/15/2028(a)		266	259,962
Roller Bearing Co. of America, Inc. 4.375%, 10/15/2029(a)		12	10,184
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/2026(a)		431	381,482

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sealed Air Corp. 5.50%, 09/15/2025(a)	U.S.$	33	$32,125
6.875%, 07/15/2033(a)		99	93,287
Sealed Air Corp./Sealed Air Corp. US 6.125%, 02/01/2028(a)		53	50,410
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		158	142,129
5.625%, 08/15/2029(a)		344	266,607

			2,907,349

Capital Goods – 6.6%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(f)	EUR	120	73,982
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)	U.S.$	200	149,982
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125%, 08/15/2026(a)		200	176,524
5.25%, 08/15/2027(a)		400	291,140
Ball Corp. 2.875%, 08/15/2030		390	304,017
Bombardier, Inc. 6.00%, 02/15/2028(a)		46	40,841
7.50%, 02/01/2029(a)		33	30,566
7.875%, 04/15/2027(a)		132	127,098
Calderys Financing LLC 11.25%, 06/01/2028(a)		169	170,774
Chart Industries, Inc. 7.50%, 01/01/2030(a)		41	40,283
Clean Harbors, Inc. 4.875%, 07/15/2027(a)		16	14,933
5.125%, 07/15/2029(a)		11	9,899
6.375%, 02/01/2031(a)		68	64,725
Covanta Holding Corp. 4.875%, 12/01/2029(a)		51	39,899
Crown Americas LLC 5.25%, 04/01/2030		31	28,055
Crown Cork & Seal Co., Inc. 7.375%, 12/15/2026		20	20,299
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		384	364,477
EnerSys 4.375%, 12/15/2027(a)		80	71,598
Enviri Corp. 5.75%, 07/31/2027(a)		151	127,929

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GFL Environmental, Inc. 3.50%, 09/01/2028(a)	U.S.$	218	$187,508
Griffon Corp. 5.75%, 03/01/2028		39	35,226
JELD-WEN, Inc. 4.625%, 12/15/2025(a)		3	2,845
LSB Industries, Inc. 6.25%, 10/15/2028(a)(h)		197	175,021
Madison IAQ LLC 5.875%, 06/30/2029(a)		234	181,252
Moog, Inc. 4.25%, 12/15/2027(a)		56	50,676
Mueller Water Products, Inc. 4.00%, 06/15/2029(a)		67	57,405
Renk AG/Frankfurt am Main 5.75%, 07/15/2025(a)	EUR	100	104,031
Rolls-Royce PLC 3.625%, 10/14/2025(a)	U.S.$	200	188,138
Stericycle, Inc. 3.875%, 01/15/2029(a)		180	153,407
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		200	182,068
TransDigm, Inc. 4.625%, 01/15/2029		150	129,237
4.875%, 05/01/2029		84	72,906
6.25%, 03/15/2026(a)		243	237,593
6.75%, 08/15/2028(a)		350	340,154
6.875%, 12/15/2030		83	80,292
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		85	83,943
Triumph Group, Inc. 7.75%, 08/15/2025		23	21,852
9.00%, 03/15/2028(a)		329	318,423
WESCO Distribution, Inc. 7.125%, 06/15/2025(a)		14	14,020
7.25%, 06/15/2028(a)		120	119,351

			4,882,369

Communications - Media – 9.8%
Advantage Sales & Marketing, Inc. 6.50%, 11/15/2028(a)		106	86,325
Altice Financing SA 5.00%, 01/15/2028(a)		228	185,818
5.75%, 08/15/2029(a)		226	174,528
AMC Networks, Inc. 4.25%, 02/15/2029		298	186,721
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		100	80,791

18 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Banijay Entertainment SASU 8.125%, 05/01/2029(a)	U.S.$	246	$241,018
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)		50	38,904
4.25%, 01/15/2034(a)		482	347,994
4.50%, 08/15/2030(a)		235	188,667
4.50%, 06/01/2033(a)		53	39,538
4.75%, 03/01/2030(a)		40	33,005
5.00%, 02/01/2028(a)		193	172,747
5.125%, 05/01/2027(a)		295	271,385
6.375%, 09/01/2029(a)		66	60,535
7.375%, 03/01/2031(a)		169	159,708
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		239	212,328
CSC Holdings LLC 4.625%, 12/01/2030(a)		215	108,704
5.50%, 04/15/2027(a)		356	297,253
7.50%, 04/01/2028(a)		200	128,814
11.25%, 05/15/2028(a)		209	199,417
DISH DBS Corp. 5.25%, 12/01/2026(a)		395	319,117
5.75%, 12/01/2028(a)		263	188,027
5.875%, 11/15/2024		86	78,905
7.375%, 07/01/2028		71	39,896
7.75%, 07/01/2026		101	67,620
DISH Network Corp. 3.375%, 08/15/2026(i)		27	13,807
Gray Escrow II, Inc. 5.375%, 11/15/2031(a)		338	211,963
Gray Television, Inc. 4.75%, 10/15/2030(a)		125	80,199
iHeartCommunications, Inc. 4.75%, 01/15/2028(a)		118	83,510
5.25%, 08/15/2027(a)		30	21,996
6.375%, 05/01/2026		1	616
Lamar Media Corp. 4.875%, 01/15/2029		8	7,329
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		200	157,046
6.75%, 10/15/2027(a)		200	181,088
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		349	294,308
National CineMedia LLC 5.75%, 08/15/2026(b)(c)(j)		21	– 0	–
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.25%, 01/15/2029(a)		101	82,308
4.625%, 03/15/2030(a)		11	8,875

abfunds.com	AB HIGH YIELD ETF | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)	U.S.$	214	$164,070
Scripps Escrow II, Inc. 3.875%, 01/15/2029(a)		246	186,601
Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)		130	81,646
5.50%, 03/01/2030(a)		256	138,890
Sirius XM Radio, Inc. 3.875%, 09/01/2031(a)		344	258,791
4.00%, 07/15/2028(a)		97	82,461
5.00%, 08/01/2027(a)		35	32,136
5.50%, 07/01/2029(a)		24	21,273
TEGNA, Inc. 5.00%, 09/15/2029		61	51,219
Univision Communications, Inc. 4.50%, 05/01/2029(a)		254	201,960
7.375%, 06/30/2030(a)		150	132,273
Urban One, Inc. 7.375%, 02/01/2028(a)		154	127,968
Virgin Media Finance PLC 5.00%, 07/15/2030(a)		400	314,504
VZ Secured Financing BV 5.00%, 01/15/2032(a)		318	241,645
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)		200	145,656

			7,231,903

Communications - Telecommunications – 2.3%
Altice France Holding SA 10.50%, 05/15/2027(a)		252	137,325
Altice France SA/France 3.375%, 01/15/2028(a)	EUR	245	186,416
5.125%, 07/15/2029(a)	U.S.$	224	153,447
5.50%, 01/15/2028(a)		200	148,608
5.50%, 10/15/2029(a)		224	154,576
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026(a)		200	186,174
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		94	74,501
Embarq Corp. 7.995%, 06/01/2036		61	33,492
Frontier Communications Holdings LLC 6.75%, 05/01/2029(a)		43	34,045
8.75%, 05/15/2030(a)		69	65,758
Intelsat Jackson Holdings SA 5.50%, 08/01/2023(b)(c)(d)(e)(q)		158	– 0	–
8.50%, 10/15/2024(b)(c)(e)(g)(j)(q)		47	– 0	–

20 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Level 3 Financing, Inc. 3.75%, 07/15/2029(a)	U.S.$	180	$91,427
4.25%, 07/01/2028(a)		134	75,674
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	142	139,292
Telecom Italia Capital SA 6.375%, 11/15/2033	U.S.$	90	76,945
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031(a)		200	160,984

			1,718,664

Consumer Cyclical - Automotive – 2.4%
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		184	170,647
Clarios Global LP/Clarios US Finance Co. 8.50%, 05/15/2027(a)		59	58,132
Dana, Inc. 4.25%, 09/01/2030		20	15,860
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		255	239,011
Exide Technologies 11.00%, 10/31/2024(b)(c)(e)(g)(q)		45	– 0	–
IHO Verwaltungs GmbH 6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(f)		200	186,384
Jaguar Land Rover Automotive PLC 5.875%, 01/15/2028(a)		200	179,530
Mclaren Finance PLC 7.50%, 08/01/2026(a)		200	171,694
PM General Purchaser LLC 9.50%, 10/01/2028(a)		90	84,607
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		130	103,372
Tenneco, Inc. 8.00%, 11/17/2028(a)		302	242,355
Titan International, Inc. 7.00%, 04/30/2028		19	17,356
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)		150	144,924
7.125%, 04/14/2030(a)		158	153,464

			1,767,336

Consumer Cyclical - Entertainment – 3.3%
Boyne USA, Inc. 4.75%, 05/15/2029(a)		26	22,668
Carnival Corp. 4.00%, 08/01/2028(a)		220	191,490
5.75%, 03/01/2027(a)		295	263,299
7.00%, 08/15/2029(a)		203	198,940

abfunds.com	AB HIGH YIELD ETF | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cedar Fair LP 5.25%, 07/15/2029	U.S.$	15	$12,931
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		206	190,777
5.50%, 05/01/2025(a)		63	61,785
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		41	37,238
NCL Corp., Ltd. 5.875%, 03/15/2026(a)		24	21,579
8.125%, 01/15/2029(a)		98	95,804
8.375%, 02/01/2028(a)		90	88,932
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		91	83,872
5.50%, 08/31/2026(a)		139	131,384
5.50%, 04/01/2028(a)		173	157,757
7.25%, 01/15/2030(a)		30	29,650
9.25%, 01/15/2029(a)		82	85,715
11.50%, 06/01/2025(a)		26	27,673
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		202	175,938
8.75%, 05/01/2025(a)		33	33,507
Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)		135	124,235
Vail Resorts, Inc. 6.25%, 05/15/2025(a)		28	27,839
Viking Cruises Ltd. 9.125%, 07/15/2031(a)		161	158,160
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/2029(a)		29	25,657
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		183	164,665

			2,411,495

Consumer Cyclical - Other – 4.3%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		14	13,682
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027(a)		151	132,092
Builders FirstSource, Inc. 5.00%, 03/01/2030(a)		158	138,185
6.375%, 06/15/2032(a)		115	105,400
Caesars Entertainment, Inc. 6.25%, 07/01/2025(a)		239	235,212
7.00%, 02/15/2030(a)		65	62,564
8.125%, 07/01/2027(a)		50	49,516

22 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Churchill Downs, Inc. 4.75%, 01/15/2028(a)	U.S.$	105	$94,283
Everi Holdings, Inc. 5.00%, 07/15/2029(a)		21	17,640
Five Point Operating Co. LP/Five Point Capital Corp. 7.875%, 11/15/2025(a)		223	210,481
Forestar Group, Inc. 3.85%, 05/15/2026(a)		41	36,654
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		195	154,134
4.875%, 01/15/2030		17	15,264
5.75%, 05/01/2028(a)		11	10,551
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		341	270,686
5.00%, 06/01/2029(a)		49	41,232
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		70	63,489
Light & Wonder International, Inc. 7.00%, 05/15/2028(a)		9	8,785
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)		460	377,067
Mattamy Group Corp. 4.625%, 03/01/2030(a)		232	189,702
MGM Resorts International 4.75%, 10/15/2028		138	120,468
6.75%, 05/01/2025		90	89,492
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/2029(a)		20	14,052
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 04/01/2029		20	16,943
Standard Industries, Inc./NJ 4.75%, 01/15/2028(a)		60	53,769
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		16	15,379
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		61	51,402
5.875%, 06/15/2027(a)		17	15,937
Travel + Leisure Co. 4.50%, 12/01/2029(a)		52	42,867
4.625%, 03/01/2030(a)		12	9,767
6.625%, 07/31/2026(a)		249	242,374
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		184	170,244

abfunds.com	AB HIGH YIELD ETF | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)	U.S.$	86	$73,432

			3,142,745

Consumer Cyclical - Restaurants – 0.3%
1011778 BC ULC/New Red Finance, Inc. 4.00%, 10/15/2030(a)		30	24,589
5.75%, 04/15/2025(a)		124	122,936
IRB Holding Corp. 7.00%, 06/15/2025(a)		5	4,994
Papa John’s International, Inc. 3.875%, 09/15/2029(a)		22	18,201
Yum! Brands, Inc. 4.625%, 01/31/2032		96	81,559

			252,279

Consumer Cyclical - Retailers – 3.6%
Arko Corp. 5.125%, 11/15/2029(a)		99	80,236
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		183	154,686
5.00%, 02/15/2032(a)		26	21,124
BCPE Ulysses Intermediate, Inc. 7.75% (7.75% Cash or 8.50% PIK), 04/01/2027(a)(f)		28	23,730
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(a)		28	26,748
Carvana Co.
5.50%, 04/15/2027(a)		39	27,184
12.00%, 12/01/2028(a)(f)(h)		144	107,902
FirstCash, Inc. 5.625%, 01/01/2030(a)		11	9,801
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		29	23,921
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		93	80,207
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		72	59,607
LCM Investments Holdings II LLC 8.25%, 08/01/2031(a)		41	39,190
Levi Strauss & Co. 3.50%, 03/01/2031(a)		86	67,361
Lithia Motors, Inc. 4.375%, 01/15/2031(a)		347	280,990
Michaels Cos., Inc. (The) 7.875%, 05/01/2029(a)		58	32,343

24 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)	U.S.$	309	$288,977
Penske Automotive Group, Inc. 3.75%, 06/15/2029		80	65,932
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		515	474,413
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		115	95,827
4.875%, 11/15/2031(a)		238	189,617
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		187	174,602
SRS Distribution, Inc. 6.125%, 07/01/2029(a)		19	15,911
Staples, Inc. 7.50%, 04/15/2026(a)		206	167,865
10.75%, 04/15/2027(a)		61	33,610
White Cap Buyer LLC 6.875%, 10/15/2028(a)		19	16,636
William Carter Co. (The) 5.625%, 03/15/2027(a)		37	35,333
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		68	50,636

			2,644,389

Consumer Non-Cyclical – 9.6%
AdaptHealth LLC 4.625%, 08/01/2029(a)		206	154,022
5.125%, 03/01/2030(a)		45	34,233
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(a)		346	294,965
4.875%, 02/15/2030(a)		100	89,298
6.50%, 02/15/2028(a)		31	30,434
Bausch & Lomb Escrow Corp. 8.375%, 10/01/2028(a)		249	247,469
Bausch Health Americas, Inc. 8.50%, 01/31/2027(a)		59	26,509
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		196	97,359
6.25%, 02/15/2029(a)		31	11,281
Catalent Pharma Solutions, Inc. 3.125%, 02/15/2029(a)		14	11,083
CD&R Smokey Buyer, Inc. 6.75%, 07/15/2025(a)		78	74,367

abfunds.com	AB HIGH YIELD ETF | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	20	$13,452
5.25%, 05/15/2030(a)		623	442,473
5.625%, 03/15/2027(a)		17	13,888
6.00%, 01/15/2029(a)		14	10,608
6.875%, 04/01/2028(a)		138	59,444
6.875%, 04/15/2029(a)		126	51,627
8.00%, 03/15/2026(a)		44	40,249
DaVita, Inc. 3.75%, 02/15/2031(a)		154	110,760
4.625%, 06/01/2030(a)		536	420,235
Elanco Animal Health, Inc. 6.65%, 08/28/2028(h)		249	238,141
Embecta Corp. 5.00%, 02/15/2030(a)		400	317,496
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		122	47,947
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		53	51,231
Garden Spinco Corp. 8.625%, 07/20/2030(a)		82	84,584
Grifols SA 4.75%, 10/15/2028(a)		200	167,612
IQVIA, Inc. 6.50%, 05/15/2030(a)		200	194,036
Jazz Securities DAC 4.375%, 01/15/2029(a)		200	173,836
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		150	128,061
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		156	132,578
4.875%, 05/15/2028(a)		17	15,663
Legacy LifePoint Health LLC 4.375%, 02/15/2027(a)		421	348,036
LifePoint Health, Inc. 5.375%, 01/15/2029(a)		212	128,146
Medline Borrower LP 3.875%, 04/01/2029(a)		259	218,578
5.25%, 10/01/2029(a)		425	361,875
ModivCare, Inc. 5.875%, 11/15/2025(a)		74	70,461
Newell Brands, Inc. 5.20%, 04/01/2026(h)		91	85,863
6.375%, 09/15/2027		8	7,493
6.50%, 04/01/2046(h)		27	18,948

26 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)	U.S.$	200	$172,780
5.125%, 04/30/2031(a)		249	194,566
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		75	63,561
Perrigo Finance Unlimited Co. 4.65%, 06/15/2030(h)		219	182,922
Post Holdings, Inc. 4.50%, 09/15/2031(a)		125	101,464
4.625%, 04/15/2030(a)		58	48,666
5.50%, 12/15/2029(a)		150	133,050
5.75%, 03/01/2027(a)		14	13,356
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		197	166,510
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		24	22,601
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)		193	154,869
Tenet Healthcare Corp. 4.25%, 06/01/2029		59	50,552
5.125%, 11/01/2027		156	144,135
6.25%, 02/01/2027		51	48,993
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		222	182,142
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		342	292,184
US Foods, Inc. 4.75%, 02/15/2029(a)		80	70,482

			7,067,174

Energy – 6.9%
Berry Petroleum Co., LLC 7.00%, 02/15/2026(a)		63	60,481
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.625%, 12/15/2025(a)		23	23,030
Buckeye Partners LP 5.85%, 11/15/2043		85	60,095
Callon Petroleum Co. 7.50%, 06/15/2030(a)		111	107,520
8.00%, 08/01/2028(a)		70	69,388
CITGO Petroleum Corp. 6.375%, 06/15/2026(a)		16	15,736
7.00%, 06/15/2025(a)		50	49,174
8.375%, 01/15/2029(a)		227	224,821

abfunds.com	AB HIGH YIELD ETF | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Civitas Resources, Inc. 5.00%, 10/15/2026(a)	U.S.$	58	$54,244
8.375%, 07/01/2028(a)		401	403,879
8.75%, 07/01/2031(a)		85	85,827
CNX Resources Corp. 6.00%, 01/15/2029(a)		37	33,974
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		58	52,832
Crescent Energy Finance LLC 7.25%, 05/01/2026(a)		89	86,094
9.25%, 02/15/2028(a)		25	25,353
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		86	83,883
EnLink Midstream Partners LP Series C 9.78% (SOFR + 4.37%), 12/01/2023(k)(l)		102	90,900
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		65	56,955
4.75%, 01/15/2031(a)		215	180,071
5.50%, 07/15/2028		18	16,807
6.50%, 07/15/2048		125	105,480
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		7	6,677
6.50%, 10/01/2025		24	23,518
7.75%, 02/01/2028		28	26,407
8.00%, 01/15/2027		56	53,856
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		208	184,877
7.00%, 08/01/2027		21	19,787
Gulfport Energy Corp. 6.00%, 10/15/2024(c)(q)		128	79
6.375%, 05/15/2025(c)(q)		24	15
6.375%, 01/15/2026(c)(q)		30	19
6.625%, 05/01/2023(c)(d)(q)		4	3
8.00%, 05/17/2026(a)		29	28,874
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		83	71,339
5.125%, 06/15/2028(a)		38	35,228
5.625%, 02/15/2026(a)		130	126,664
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		123	110,771
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		51	51,428
ITT Holdings LLC 6.50%, 08/01/2029(a)		352	295,300

28 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)	U.S.$	230	$220,069
10.50%, 05/15/2027(a)		48	47,459
Murphy Oil Corp. 5.875%, 12/01/2042(h)		20	15,388
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		27	25,298
7.50%, 01/15/2028(a)		37	32,631
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		47	43,957
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		125	111,900
6.75%, 09/15/2025(a)		268	248,763
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026(a)		189	184,543
NuStar Logistics LP 6.375%, 10/01/2030		68	62,961
PDC Energy, Inc. 5.75%, 05/15/2026		51	50,814
Southwestern Energy Co. 5.70%, 01/23/2025(h)		32	31,629
8.375%, 09/15/2028		10	10,340
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00%, 10/15/2026(a)(h)		114	109,445
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		111	96,185
5.875%, 03/15/2028		16	15,163
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(a)		65	55,102
6.00%, 09/01/2031(a)		7	5,891
Transocean Aquila Ltd. 8.00%, 09/30/2028(a)		112	110,215
Transocean, Inc. 8.75%, 02/15/2030(a)		140	139,422
Venture Global Calcasieu Pass LLC 4.125%, 08/15/2031(a)		69	55,584
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		105	101,942
8.375%, 06/01/2031(a)		175	167,017
9.50%, 02/01/2029(a)		104	105,488
9.875%, 02/01/2032(a)		101	102,438

			5,071,030

abfunds.com	AB HIGH YIELD ETF | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.6%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)	U.S.$	214	$192,225
Belden, Inc. 3.375%, 07/15/2031(a)	EUR	153	133,195
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)	U.S.$	64	63,070
7.75%, 03/15/2031(a)		52	52,199

			440,689

Services – 4.8%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 9.75%, 07/15/2027(a)		51	44,416
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/2028(a)		400	328,986
4.875%, 06/01/2028(a)	GBP	100	95,324
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	194	145,806
APX Group, Inc. 5.75%, 07/15/2029(a)		104	86,860
6.75%, 02/15/2027(a)		241	232,799
Aramark Services, Inc. 5.00%, 02/01/2028(a)		172	157,764
Block, Inc. 2.75%, 06/01/2026		118	106,254
3.50%, 06/01/2031		100	77,372
Cars.com, Inc. 6.375%, 11/01/2028(a)		125	111,256
Garda World Security Corp. 4.625%, 02/15/2027(a)		240	214,190
9.50%, 11/01/2027(a)		71	64,504
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		134	99,550
Monitronics International, Inc. 9.125%, 04/01/2020(b)(c)(d)(e)(q)		14	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		318	265,625
5.75%, 11/01/2028(a)		312	232,718
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		302	266,760
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375%, 08/31/2027(a)		105	92,848
6.25%, 01/15/2028(a)		311	288,679

30 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Q-Park Holding I BV 2.00%, 03/01/2027(a)	EUR	236	$215,477
Service Corp. International/US 3.375%, 08/15/2030	U.S.$	22	17,620
TripAdvisor, Inc. 7.00%, 07/15/2025(a)		27	26,817
Verscend Escrow Corp. 9.75%, 08/15/2026(a)		137	136,056
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		17	15,728
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		305	238,010

			3,561,419

Technology – 2.8%
Ahead DB Holdings LLC 6.625%, 05/01/2028(a)		37	30,537
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		42	34,234
Boxer Parent Co., Inc. 7.125%, 10/02/2025(a)		44	43,422
CommScope, Inc. 4.75%, 09/01/2029(a)		128	87,347
8.25%, 03/01/2027(a)		29	12,045
Elastic NV 4.125%, 07/15/2029(a)		17	14,308
Gen Digital, Inc. 6.75%, 09/30/2027(a)		284	276,713
GoTo Group, Inc. 5.50%, 09/01/2027(a)		148	77,744
Imola Merger Corp. 4.75%, 05/15/2029(a)		110	96,057
NCR Voyix Corp. 5.00%, 10/01/2028(a)		86	74,293
5.125%, 04/15/2029(a)		209	179,782
Playtika Holding Corp. 4.25%, 03/15/2029(a)		90	72,551
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		125	114,246
8.25%, 02/01/2028(a)		200	189,540
Rackspace Technology Global, Inc. 3.50%, 02/15/2028(a)		341	149,737
5.375%, 12/01/2028(a)		109	32,030
Science Applications International Corp. 4.875%, 04/01/2028(a)		15	13,461
Seagate HDD Cayman 4.091%, 06/01/2029		117	101,173

abfunds.com	AB HIGH YIELD ETF | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.25%, 12/15/2029(a)	U.S.$	76	$77,370
8.50%, 07/15/2031(a)		149	151,742
Sensata Technologies, Inc. 3.75%, 02/15/2031(a)		102	81,652
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		190	155,551
Virtusa Corp. 7.125%, 12/15/2028(a)		37	29,446

			2,094,981

Transportation - Airlines – 1.2%
Air Canada 3.875%, 08/15/2026(a)		25	22,758
Allegiant Travel Co. 7.25%, 08/15/2027(a)		38	34,546
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		231	224,285
5.75%, 04/20/2029(a)		161	144,991
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		362	267,064
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		162	119,804
United Airlines, Inc. 4.375%, 04/15/2026(a)		70	65,106
4.625%, 04/15/2029(a)		22	18,600

			897,154

Transportation - Services – 1.5%
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/2026(a)		217	200,753
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		151	130,147
5.375%, 03/01/2029(a)		95	81,419
5.75%, 07/15/2027(a)		22	20,195
Hertz Corp. (The) 4.625%, 12/01/2026(a)		188	158,679
5.00%, 12/01/2029(a)		310	222,853
Mundys SpA 1.875%, 02/12/2028(a)	EUR	153	138,684
PROG Holdings, Inc. 6.00%, 11/15/2029(a)	U.S.$	32	27,129
United Rentals North America, Inc. 3.875%, 02/15/2031		30	24,647

32 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.875%, 01/15/2028	U.S.$	117	$108,701

			1,113,207

			47,204,183

Financial Institutions – 6.1%
Banking – 0.1%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(l)		28	16,356
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)		91	83,112
Societe Generale SA 8.00%, 09/29/2025(a)(l)		3	2,935

			102,403

Brokerage – 0.8%
AG Issuer LLC 6.25%, 03/01/2028(a)		74	68,393
Aretec Escrow Issuer 2, Inc. 10.00%, 08/15/2030(a)		198	200,318
Hightower Holding LLC 6.75%, 04/15/2029(a)		11	9,374
NFP Corp. 6.875%, 08/15/2028(a)		263	224,744
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		87	86,534

			589,363

Finance – 2.5%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		98	86,468
CNG Holdings, Inc. 14.50%, 06/30/2026(a)		29	22,910
Compass Group Diversified Holdings LLC 5.25%, 04/15/2029(a)		55	47,039
Curo Group Holdings Corp. 7.50%, 08/01/2028(a)		214	84,260
Enova International, Inc. 8.50%, 09/01/2024(a)		13	12,937
8.50%, 09/15/2025(a)		131	123,862
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		123	122,078
8.00%, 06/15/2028(a)		80	78,986
goeasy Ltd. 5.375%, 12/01/2024(a)		226	221,815
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)		400	320,272

abfunds.com	AB HIGH YIELD ETF | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Navient Corp. 4.875%, 03/15/2028	U.S.$	140	$115,882
5.625%, 08/01/2033		151	102,879
6.125%, 03/25/2024		115	114,441
9.375%, 07/25/2030		29	27,338
SLM Corp. 3.125%, 11/02/2026		89	77,371
4.20%, 10/29/2025		190	177,342
Synchrony Financial 7.25%, 02/02/2033		117	99,327

			1,835,207

Insurance – 0.7%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(a)		12	9,841
6.00%, 08/01/2029(a)		162	130,791
10.125%, 08/01/2026(a)		40	40,268
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.25%, 10/15/2027(a)		100	87,888
HUB International Ltd. 7.25%, 06/15/2030(a)		235	229,860

			498,648

Other Finance – 0.3%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		151	131,891
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		54	39,701
3.625%, 10/01/2031(a)		78	53,047

			224,639

REITs – 1.7%
Aedas Homes Opco SLU 4.00%, 08/15/2026(a)	EUR	111	109,054
Agps Bondco PLC 5.50%, 11/13/2026(a)(h)		100	41,632
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	262	218,346
5.75%, 05/15/2026(a)		2	1,832
Iron Mountain, Inc. 4.50%, 02/15/2031(a)		323	264,443
4.875%, 09/15/2029(a)		69	60,132
5.25%, 07/15/2030(a)		25	21,708
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/2031		314	190,991
4.625%, 08/01/2029		21	14,593

34 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Office Properties Income Trust 3.45%, 10/15/2031	U.S.$	45	$22,387
Service Properties Trust 7.50%, 09/15/2025		247	239,985
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	100	96,988

			1,282,091

			4,532,351

Utility – 1.1%
Electric – 1.1%
Calpine Corp. 4.50%, 02/15/2028(a)	U.S.$	100	90,193
4.625%, 02/01/2029(a)		50	42,162
5.125%, 03/15/2028(a)		96	85,916
NRG Energy, Inc. 3.625%, 02/15/2031(a)		125	94,316
3.875%, 02/15/2032(a)		205	153,119
10.25%, 03/15/2028(a)(l)		47	45,355
Vistra Corp. 7.00%, 12/15/2026(a)(l)		28	25,596
8.00%, 10/15/2026(a)(l)		29	27,552
Vistra Operations Co., LLC 4.375%, 05/01/2029(a)		103	87,312
5.50%, 09/01/2026(a)		78	74,362
5.625%, 02/15/2027(a)		90	84,701

			810,584

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		14	12,862
5.875%, 08/20/2026		11	10,313

			23,175

			833,759

Total Corporates - Non-Investment Grade (cost $58,203,220)			52,570,293

CORPORATES - INVESTMENT GRADE – 19.8%
Industrial – 11.6%
Basic – 0.9%
Celanese US Holdings LLC 6.35%, 11/15/2028		39	38,076
6.55%, 11/15/2030		92	88,399
Freeport-McMoRan, Inc. 5.40%, 11/14/2034		99	87,413

abfunds.com	AB HIGH YIELD ETF | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Glencore Funding LLC 5.70%, 05/08/2033(a)	U.S.$	139	$128,861
6.50%, 10/06/2033(a)		119	116,386
Olin Corp. 5.125%, 09/15/2027		78	71,993
5.625%, 08/01/2029		135	123,408

			654,536

Capital Goods – 0.1%
Howmet Aerospace, Inc. 5.90%, 02/01/2027		4	3,945
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		27	25,481
6.40%, 04/15/2033(a)		32	29,398

			58,824

Communications - Media – 0.6%
Cox Communications, Inc. 5.70%, 06/15/2033(a)		36	33,901
DirecTV Financing LLC/DirecTV Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		406	355,530
Discovery Communications LLC 4.125%, 05/15/2029		12	10,567
Warnermedia Holdings, Inc. 4.279%, 03/15/2032		65	53,877

			453,875

Communications - Telecommunications – 0.5%
Sprint Capital Corp. 8.75%, 03/15/2032		357	401,425

Consumer Cyclical - Automotive – 3.8%
Ford Motor Co. 3.25%, 02/12/2032		162	122,104
6.10%, 08/19/2032		307	284,070
Ford Motor Credit Co., LLC
2.70%, 08/10/2026		400	358,812
4.00%, 11/13/2030		200	164,732
4.95%, 05/28/2027		200	187,454
5.113%, 05/03/2029		200	181,366
7.35%, 11/04/2027		206	208,480
Series G 4.389%, 01/08/2026		200	189,562
General Motors Financial Co., Inc. 2.35%, 01/08/2031		23	17,114
2.70%, 06/10/2031		90	67,735
5.85%, 04/06/2030		81	76,563

36 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.40%, 01/09/2033	U.S.$	131	$125,456
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)		275	268,727
Hyundai Capital America 6.10%, 09/21/2028(a)		184	180,868
Nissan Motor Acceptance Co., LLC 1.85%, 09/16/2026(a)		14	12,134
2.75%, 03/09/2028(a)		183	151,724
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)		200	170,120

			2,767,021

Consumer Cyclical - Entertainment – 0.2%
Mattel, Inc. 3.375%, 04/01/2026(a)		78	72,206
5.875%, 12/15/2027(a)		66	63,286

			135,492

Consumer Cyclical - Other – 0.9%
International Game Technology PLC 4.125%, 04/15/2026(a)		200	188,444
Las Vegas Sands Corp. 3.50%, 08/18/2026		168	154,548
MDC Holdings, Inc. 6.00%, 01/15/2043		86	67,719
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)		300	229,866

			640,577

Consumer Cyclical - Retailers – 0.6%
Kohl’s Corp. 4.625%, 05/01/2031(h)		115	78,643
Macy’s Retail Holdings LLC 4.50%, 12/15/2034		225	152,305
5.875%, 03/15/2030(a)		170	144,551
6.125%, 03/15/2032(a)		37	30,599

			406,098

Consumer Non-Cyclical – 0.7%
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		42	35,585
4.25%, 05/01/2028(a)		141	125,490
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034(a)		135	126,299
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		148	112,736

abfunds.com	AB HIGH YIELD ETF | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.875%, 05/15/2034	U.S.$	143	$135,520

			535,630

Energy – 2.2%
Antero Resources Corp. 7.625%, 02/01/2029(a)		3	3,041
Apache Corp. 5.10%, 09/01/2040		326	253,586
Columbia Pipelines Operating Co., LLC 5.927%, 08/15/2030(a)		24	23,174
6.036%, 11/15/2033(a)		33	31,344
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		14	10,359
4.90%, 06/01/2044		16	11,314
5.75%, 01/15/2031(a)		16	14,843
EnLink Midstream Partners LP 4.85%, 07/15/2026		325	306,342
5.60%, 04/01/2044		74	58,308
EQT Corp. 3.90%, 10/01/2027		118	108,474
Hess Corp. 7.30%, 08/15/2031		36	38,965
Marathon Oil Corp. 6.80%, 03/15/2032		34	34,275
Occidental Petroleum Corp. 8.875%, 07/15/2030		42	46,645
ONEOK, Inc. 6.05%, 09/01/2033		68	65,207
Ovintiv, Inc. 5.65%, 05/15/2028		62	60,221
6.25%, 07/15/2033		94	89,218
Var Energi ASA 7.50%, 01/15/2028(a)		200	203,856
8.00%, 11/15/2032(a)		200	205,726
Western Midstream Operating LP 3.95%, 06/01/2025		26	25,009
4.05%, 02/01/2030(h)		49	42,433
5.45%, 04/01/2044		26	19,964

			1,652,304

Other Industrial – 0.2%
LKQ Corp. 5.75%, 06/15/2028		83	80,477
6.25%, 06/15/2033		72	67,359

			147,836

Services – 0.3%
GTCR W-2 Merger Sub LLC 7.50%, 01/15/2031(a)		246	242,583

38 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.0%
MSCI, Inc. 4.00%, 11/15/2029(a)	U.S.$	25	$21,512
Western Digital Corp. 2.85%, 02/01/2029		14	10,901

			32,413

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		45	42,278
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027(a)		175	173,327

			215,605

Transportation - Services – 0.3%
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		200	196,170

			8,540,389

Financial Institutions – 7.8%
Banking – 7.0%
AIB Group PLC 4.263% (LIBOR 3 Month + 1.87%), 04/10/2025(a)(k)		200	197,428
6.608%, 09/13/2029(a)		102	99,777
Ally Financial, Inc. 6.70%, 02/14/2033		166	139,646
8.00%, 11/01/2031		44	42,965
Series B 4.70%, 05/15/2026(l)		164	106,962
Banco Santander SA 6.921%, 08/08/2033		400	371,880
Bank of America Corp. Series U 8.806% (SOFR + 3.40%), 12/01/2023(k)(l)		75	75,061
Barclays PLC 6.125%, 12/15/2025(l)		200	178,182
BNP Paribas SA 4.625%, 02/25/2031(a)(l)		200	138,260
8.50%, 08/14/2028(a)(l)		200	191,772
CaixaBank SA 6.84%, 09/13/2034(a)		245	231,464
Capital One Financial Corp. 7.624%, 10/30/2031		126	125,974
Citigroup, Inc. 7.625%, 11/15/2028(l)		60	57,880

abfunds.com	AB HIGH YIELD ETF | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series W 4.00%, 12/10/2025(l)	U.S.$	18	$15,422
Series Y 4.15%, 11/15/2026(l)		46	35,765
Deutsche Bank AG/New York NY 6.72%, 01/18/2029		160	156,907
7.079%, 02/10/2034		200	175,888
Goldman Sachs Group, Inc. (The) Series P 8.501% (SOFR + 3.14%), 12/01/2023(k)(l)		85	84,656
HSBC Holdings PLC 4.762%, 03/29/2033		203	167,869
8.113%, 11/03/2033		200	207,164
JPMorgan Chase & Co. Series Q 8.889% (SOFR + 3.51%), 02/01/2024(k)(l)		115	115,534
Series R 8.939% (SOFR + 3.56%), 02/01/2024(k)(l)		9	9,048
Lloyds Banking Group PLC 6.00%, 06/07/2032(l)	GBP	8	8,855
7.50%, 09/27/2025(l)	U.S.$	219	203,184
7.953%, 11/15/2033		200	202,728
PNC Financial Services Group, Inc. (The) Series R 8.711% (SOFR + 3.30%), 12/01/2023(k)(l)		62	61,376
Santander Holdings USA, Inc. 6.499%, 03/09/2029		184	177,954
6.565%, 06/12/2029		115	110,944
Santander UK Group Holdings PLC 6.833%, 11/21/2026		353	352,534
Standard Chartered PLC 6.17%, 01/09/2027(a)		289	286,925
Truist Financial Corp. Series L 8.773% (SOFR + 3.36%), 12/15/2024(k)(l)		63	59,634
UBS Group AG 6.373%, 07/15/2026(a)		250	248,422
UniCredit SpA 1.982%, 06/03/2027(a)		230	202,786
5.861%, 06/19/2032(a)		200	180,398
Wells Fargo & Co. 7.625%, 09/15/2028(l)		79	79,349
Series BB 3.90%, 03/15/2026(l)		111	96,345

			5,196,938

40 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(l)	U.S.$	20	$19,081
LPL Holdings, Inc. 4.00%, 03/15/2029(a)		12	10,317

			29,398

Finance – 0.5%
Air Lease Corp. Series B 4.65%, 06/15/2026(l)		50	42,594
Aircastle Ltd. 2.85%, 01/26/2028(a)		2	1,668
5.25%, 06/15/2026(a)(l)		31	24,559
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		2	1,798
1.95%, 09/20/2026(a)		147	127,772
3.50%, 11/01/2027(a)		18	15,802
4.125%, 08/01/2025(a)		16	15,235
4.375%, 01/30/2024(a)		36	35,760
4.875%, 10/01/2025(a)		6	5,771
6.375%, 07/15/2030(a)		59	55,892

			326,851

Insurance – 0.1%
ACE Capital Trust II 9.70%, 04/01/2030		20	22,924
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		55	52,862
Prudential Financial, Inc. 5.20%, 03/15/2044		20	19,723

			95,509

REITs – 0.1%
VICI Properties LP/VICI Note Co., Inc. 5.625%, 05/01/2024(a)		93	92,402

			5,741,098

Utility – 0.4%
Electric – 0.4%
Enel Finance International NV 7.50%, 10/14/2032(a)		200	207,346
NRG Energy, Inc. 7.00%, 03/15/2033(a)		55	51,864

abfunds.com	AB HIGH YIELD ETF | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vistra Operations Co., LLC 6.95%, 10/15/2033(a)	U.S.$	71	$67,433

			326,643

Total Corporates - Investment Grade (cost $15,402,155)			14,608,130

EMERGING MARKETS - CORPORATE BONDS – 2.5%
Industrial – 2.4%
Basic – 0.1%
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		91	77,691

Communications - Telecommunications – 0.2%
Sable International Finance Ltd. 5.75%, 09/07/2027(a)		180	161,125

Consumer Cyclical - Other – 1.6%
Allwyn Entertainment Financing UK PLC 7.906% (EURIBOR 3 Month + 4.12%), 02/15/2028(a)(k)	EUR	113	119,142
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	236	186,851
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		221	193,359
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		200	186,000
Studio City Finance Ltd. 6.00%, 07/15/2025(a)		209	195,546
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		390	303,950

			1,184,848

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. Zero Coupon, 06/25/2023(b)(c)(d)	ZAR	1	– 0	–
3.00%, 12/31/2022(b)(c)(d)(g)	U.S.$	1	– 0	–
3.00%, 12/31/2022(b)(c)(d)(e)(g)		14	– 0	–
K2016470260 South Africa Ltd. Zero Coupon, 12/31/2049(b)(c)		3	– 0	–

			– 0	–

Consumer Non-Cyclical – 0.3%
Teva Pharmaceutical Finance Netherlands III BV 7.875%, 09/15/2029		200	196,150

42 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Tonon Luxembourg SA 6.50%, 10/31/2024(c)(e)(g)(j)	U.S.$	2	$	– 0	–
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(b)(c)(d)(e)(g)		96		10

				196,160

Technology – 0.2%
CA Magnum Holdings 5.375%, 10/31/2026(a)		200		174,172

				1,793,996

Utility – 0.1%
Electric – 0.1%
Terraform Global Operating LP 6.125%, 03/01/2026(a)		28		26,968

Total Emerging Markets - Corporate Bonds (cost $2,085,297)				1,820,964

BANK LOANS – 1.3%
Industrial – 1.1%
Capital Goods – 0.1%
ACProducts Holdings, Inc. 9.902% (SOFR 3 Month + 4.25%), 05/17/2028(m)		97		76,612
Apex Tool Group, LLC 10.689% (SOFR 1 Month + 5.25%), 02/08/2029(m)		20		17,342

				93,954

Communications - Media – 0.1%
Advantage Sales & Marketing, Inc. 10.176% (SOFR 3 Month + 4.50%), 10/28/2027(m)		37		34,876
Clear Channel Outdoor Holdings, Inc. 9.145% (SOFR 3 Month + 3.50%), 08/21/2026(m)		12		11,069
iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.) 8.439% (SOFR 1 Month + 3.00%), 05/01/2026(m)		18		15,083

				61,028

Communications - Telecommunications – 0.3%
Crown Subsea Communications Holding, Inc. 10.435% (SOFR 1 Month + 5.00%), 04/27/2027(m)		56		56,002
DirecTV Financing, LLC 10.439% (SOFR 1 Month + 5.00%), 08/02/2027(m)		49		47,803

abfunds.com	AB HIGH YIELD ETF | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Proofpoint, Inc. 11.689% (SOFR 1 Month + 6.25%), 08/31/2029(m)	U.S.$	120	$120,090

			223,895

Consumer Non-Cyclical – 0.2%
Gainwell Acquisition Corp. 9.490% (SOFR 3 Month + 4.00%), 10/01/2027(m)		39	37,117
US Radiology Specialists, Inc. (US Outpatient Imaging Services, Inc.) 10.740% (SOFR 3 Month + 5.25%), 12/15/2027(m)		88	82,788

			119,905

Other Industrial – 0.1%
American Tire Distributors, Inc. 11.905% (SOFR 3 Month + 6.25%), 10/20/2028(m)		81	68,870

Technology – 0.3%
Ascend Learning, LLC 11.174% (SOFR 1 Month + 5.75%), 12/10/2029(m)		50	42,041
Banff Guarantor, Inc. 10.939% (SOFR 1 Month + 5.50%), 02/27/2026(m)		50	49,583
Boxer Parent Company, Inc. 9.189% (SOFR 1 Month + 3.75%), 10/02/2025(m)		57	56,509
FINThrive Software Intermediate Holdings, Inc. 12.189% (SOFR 1 Month + 6.75%), 12/17/2029(m)		50	29,300
Loyalty Ventures, Inc. 14.000% (PRIME 3 Month + 5.50%), 11/03/2027(b)(c)(j)(m)		115	576
Veritas US, Inc. 10.439% (SOFR 1 Month + 5.00%), 09/01/2025(m)		82	69,123

			247,132

			814,784

Financial Institutions – 0.2%
Insurance – 0.2%
Asurion, LLC 9.674% (SOFR 1 Month + 4.25%), 08/19/2028(m)		159	151,788

Total Bank Loans (cost $1,157,428)			966,572

44 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.3%
Consumer Staples – 0.1%
Household Products – 0.1%
Southeastern Grocers, Inc.(b)(c)(e)	3,584	$91,392

Communication Services – 0.1%
Diversified Telecommunication Services – 0.1%
Intelsat Emergence SA(b)(c)	1,936	46,077
Intelsat Jackson Holdings SA(b)(c)(e)	201	1,407

		47,484

Media – 0.0%
iHeartMedia, Inc. – Class A(c)	747	1,755
National CineMedia, Inc.(c)(q)	5,692	22,256

		24,011

		71,495

Consumer Discretionary – 0.1%
Broadline Retail – 0.1%
ATD New Holdings, Inc.(b)(c)	1,009	36,324

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(c)	151	6,023

		42,347

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Ltd.(b)(c)	21,027	– 0	–
CHC Group LLC(c)	468	– 0	–

		– 0	–

Oil, Gas & Consumable Fuels – 0.0%
Berry Corp.	371	3,098
Global Partners LP/MA	1,004	31,907
K201640219 South Africa Ltd.(b)(c)(e)	191,574	– 0	–
K201640219 South Africa Ltd. Series B(b)(c)(e)	30,276	– 0	–
SandRidge Energy, Inc.	5	79

		35,084

		35,084

Industrials – 0.0%
Consumer Cyclical Services – 0.0%
Edcon Ltd.(b)(c)	8,218	– 0	–

Electrical Equipment – 0.0%
Exide Industries Ltd.(b)(c)	7	2,191

		2,191

abfunds.com	AB HIGH YIELD ETF | 45

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.0%
Containers & Packaging – 0.0%
Westrock Co.		6	$216

Total Common Stocks (cost $477,247)			242,725

PREFERRED STOCKS – 0.2%
Industrial – 0.1%
Consumer Cyclical - Automotive – 0.0%
Exide Technologies 0.00%(b)(c)		39	32,682

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(c)		490	8,698

Other Industrial – 0.1%
WESCO International, Inc. Series A 10.625%(c)		1,425	37,990

			79,370

Financials – 0.1%
Brokerage – 0.1%
Ladenburg Thalmann Financial Services, Inc. Series A 8.00%(c)		2,175	32,408

Total Preferred Stocks (cost $90,545)			111,778

RIGHTS – 0.0%
Intelsat Jackson Holdings SA, Series B, expiring 12/31/2049(b)(c)(e)		201	1,206
Vistra Energy Corp., expiring 12/31/2049(b)(c)		3,442	4,268

Total Rights (cost $0)			5,474

		Principal Amount (000)
COMMERCIAL MORTGAGE-BACKED SECURITY – 0.0%
Non-Agency Fixed Rate CMBS – 0.0%
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.089%, 01/10/2047(a) (cost $11,482)	U.S.$	12	2,816

46 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(n)(o)(p) (cost $2,621,608)	2,621,608	$2,621,608

Total Investments – 98.7%
(cost $80,048,982)		72,950,360
Other assets less liabilities – 1.3%		949,116

Net Assets – 100.0%		$73,899,476

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	GBP	192	USD	240	11/17/2023	$6,468
Bank of America, NA	USD	133	GBP	107	11/17/2023	(2,702)
Citibank, NA	EUR	1,435	USD	1,527	01/10/2024	4,751

						$8,517

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 41, 5 Year Index, 12/20/2028*	5.00%	Quarterly	5.16%	USD 2,390	$(938)	$7,176	$(8,114)

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2023	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Goldman Sachs International CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	(3.00)%	Monthly	7.50%	USD 91	$11,882	$9,297	$2,585

*	Termination date

abfunds.com	AB HIGH YIELD ETF | 47

PORTFOLIO OF INVESTMENTS (continued)

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At October 31, 2023, the aggregate market value of these securities amounted to $55,123,225 or 74.6% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Fair valued by the Adviser.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2023.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of October 31, 2023, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value			Percentage of Net Assets
Exide Technologies 11.00%, 10/31/2024	10/29/2020	$	– 0	–	$	– 0	–	0.00%
Intelsat Jackson Holdings SA 8.50%, 10/15/2024	09/05/2018		– 0	–		– 0	–	0.00%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	02/05/2020- 05/12/2023		14,181			– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	02/19/2015		36,767			– 0	–	0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019		4,111			– 0	–	0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	02/13/2013		96,161			10		0.00%

(h)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2023.

(i)	Convertible security.

(j)	Defaulted.

(k)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at October 31, 2023.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at October 31, 2023.

(n)	Affiliated investments.

(o)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(p)	The rate shown represents the 7-day yield as of period end.

(q)	Escrow shares.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

ZAR – South African Rand

48 | AB HIGH YIELD ETF	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB HIGH YIELD ETF | 49

STATEMENT OF ASSETS & LIABILITIES

October 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $77,427,374)	$70,328,752
Affiliated issuers (cost $2,621,608)	2,621,608
Cash	4,878
Cash collateral due from broker	219,202
Foreign currencies, at value (cost $43,545)	42,549
Unaffiliated interest and dividends receivable	1,158,246
Receivable for investment securities sold	143,388
Affiliated dividends receivable	12,781
Market value on credit default swaps (net premiums paid $9,297)	11,882
Unrealized appreciation on forward currency exchange contracts	11,219
Receivable for variation margin on centrally cleared swaps	7,168
Other assets	4,505

Total assets	74,566,178

Liabilities
Payable for investment securities purchased	620,350
Advisory fee payable	24,626
Foreign capital gains tax payable	4,095
Unrealized depreciation on forward currency exchange contracts	2,702
Other liabilities	14,929

Total liabilities	666,702

Net Assets	$73,899,476

Composition of Net Assets
Shares of beneficial interest, at par	$216
Additional paid-in capital	95,667,237
Accumulated loss	(21,767,977)

Net Assets	$73,899,476

Net Asset Value Per Share—500 million shares of capital stock authorized, $.0001 par value (based on 2,164,045 common shares outstanding)	$34.15

See notes to financial statements.

50 | AB HIGH YIELD ETF	abfunds.com

STATEMENT OF OPERATIONS

Year Ended October 31, 2023(a)

Investment Income
Interest (net of foreign taxes withheld of $3,820)	$4,778,327
Dividends
Affiliated issuers	171,012
Unaffiliated issuers (net of foreign taxes withheld of $897)	19,135
Other income	29,619	$4,998,093

Expenses
Advisory fee (see Note B)	298,338
Distribution fee—Class A	618
Transfer agency—Class A	560
Transfer agency—Advisor Class	49,984
Transfer agency—Class Z	5
Administrative	73,696
Custody and accounting	53,478
Printing	47,071
Audit and tax	24,413
Legal	21,570
Trustees’ fees	13,382
Registration fees	5,342
Miscellaneous	9,334

Total expenses	597,791
Less: expenses waived and reimbursed by the Adviser (see Note B)	(247,344)

Net expenses		350,447

Net investment income		4,647,646

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,649,148)
In-kind redemptions		(209,573)
Forward currency exchange contracts		(748,703)
Futures		(155,618)
Swaps		(200,195)
Foreign currency transactions		(21,028)
Net change in unrealized appreciation (depreciation) of:
Investments(b)		2,339,130
Forward currency exchange contracts		172,267
Futures		242,839
Swaps		83,968
Foreign currency denominated assets and liabilities		569

Net loss on investment and foreign currency transactions		(1,145,492)

Contributions from Affiliates (see Note B)		4,505

Net Increase in Net Assets from Operations		$3,506,659

(a)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

(b)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $66.

See notes to financial statements.

abfunds.com	AB HIGH YIELD ETF | 51

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023(a)	Year Ended October 31, 2022
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,647,646	$3,122,505
Net realized loss on investment transactions	(3,984,265)	(624,732)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	2,838,773	(10,903,207)
Contributions from Affiliates (see Note B)	4,505	– 0	–

Net increase (decrease) in net assets from operations	3,506,659	(8,405,434)
Distributions to Shareholders
Class A	(40,418)	(48,807)
Advisor Class	(4,868,448)	(3,658,061)
Class Z	(2,010)	(4,016)
Transactions in Shares of the Fund
Net increase	6,997,017	16,588,915
Other capital	8,846	– 0	–

Total increase	5,601,646	4,472,597
Net Assets
Beginning of period	68,297,830	63,825,233

End of period	$73,899,476	$68,297,830

(a)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A for additional information on the reorganization.

See notes to financial statements.

52 | AB HIGH YIELD ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS

October 31, 2023

NOTE A

Significant Accounting Policies

The AB Active ETFs, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Corporation, which is a Maryland corporation, operates as a series company comprised of six funds currently in operation. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield ETF (the “Fund”). The Fund commenced investment operations on May 15, 2023. At meetings held on January 31—February 1, 2023, the Fund’s Board of Directors (the “Board”) approved the reorganization of AB High Yield Portfolio, a portfolio of AB Bond Fund, Inc. (the “Acquired Portfolio) into the Fund (the “Conversion”), to be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Acquired Portfolio was converted into an ETF, the Fund (the “Acquiring Portfolio”) with the same investment objective, and the same investment policies and investment strategies as the Acquired Portfolio on the closing date of the Conversion, May 12, 2023. In connection with the Conversion, the assets and liabilities of the Acquired Portfolio were transferred to the Acquiring Portfolio, and stockholders of the Acquired Portfolio received shares of the Acquiring Portfolio equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Acquired Portfolio (less cash corresponding to any fractional share amount). The Acquired Portfolio had a fiscal year end of October 31, however the Fund has a fiscal year end of November 30. See Note H for additional information regarding the Conversion. The Acquired Portfolio was the accounting survivor in the Conversion and as such, the financial statements and the financial highlights reflect the financial information of the Acquired Portfolio through May 12, 2023. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible,

abfunds.com	AB HIGH YIELD ETF | 53

NOTES TO FINANCIAL STATEMENTS (continued)

among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at fair value by an independent pricing service. If an independent fair value price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by an independent a pricing service or at a price obtained from one or more of the major broker-dealers. Swaps and other derivatives are valued daily, primarily using independent pricing models with market inputs from independent pricing services providers, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by

54 | AB HIGH YIELD ETF	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may value foreign equity securities using fair value prices at the discretion of the Adviser.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more

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widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2023:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$52,568,695		$1,598	(a)	$52,570,293
Corporates – Investment Grade		– 0	–	14,608,130		– 0	–	14,608,130
Emerging Markets – Corporate Bonds		– 0	–	1,820,954		10	(a)	1,820,964
Bank Loans		– 0	–	965,996		576		966,572
Common Stocks		65,334		– 0	–	177,391	(a)	242,725
Preferred Stocks		46,688		32,408		32,682		111,778
Rights		– 0	–	– 0	–	5,474		5,474
Commercial Mortgage-Backed Securities		– 0	–	2,816		– 0	–	2,816
Short-Term Investments		2,621,608		– 0	–	– 0	–	2,621,608

Total Investments in Securities		2,733,630		69,998,999		217,731	(a)	72,950,360
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	11,219		– 0	–	11,219
Credit Default Swaps		– 0	–	11,882		– 0	–	11,882
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(2,702)		– 0	–	(2,702)
Centrally Cleared Credit Default Swaps		– 0	–	(938)		– 0	–	(938	)(c)

Total		$2,733,630		$70,018,460		$217,731	(a)	$72,969,821

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

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3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Offering Expenses

The Adviser has agreed to pay all of the Fund’s organization and offering costs. The Fund is not obligated to repay any such organizational expenses or offering costs paid by the Adviser.

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6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

7. Class Allocations

Prior to the Conversion, all income earned and expenses incurred by the Acquired Portfolio were borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Acquired Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of AB Bond Fund, Inc. were charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses were allocated among the various share classes based on respective net assets.

8. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a unitary advisory fee at an annual rate of .40% of the Fund’s average daily net assets. The fees are accrued daily and paid monthly. Prior to May 12, 2023, the Acquired Portfolio paid the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .425% of the next $2.5 billion and .40% in excess of $5 billion of the Fund’s average daily net assets. The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .60% of daily average net assets. For the year ended October 31, 2023, such reimbursements/waivers amounted to $187,626.

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Prior to May 12, 2023, pursuant to the investment advisory agreement, the Acquired Portfolio reimbursed the Adviser for certain legal and accounting services provided to the Acquired Portfolio by the Adviser. For the year ended October 31, 2023, the Adviser voluntarily agreed to waive such fees in the amount of $55,927.

Prior to May 12, 2023, the Acquired Portfolio compensated AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Acquired Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,733 for the year ended October 31, 2023. Effective May 12, 2023, State Street Bank and Trust Company serves as Transfer Agent for the Fund.

Under the investment advisory agreement, in accordance with the unitary fee structure, the Adviser bears the cost of various third-party services required by the Fund, including audit, custodial, accounting, legal, transfer agency and printing costs and the fees and expenses of the Corporation’s directors and their counsel. Prior to May 12, 2023, these costs were borne by the Fund but subject to the Expense Cap. Also under the investment advisory agreement, the Adviser will reimburse each Fund for the Fund’s share of the acquired funds fees and expenses (advisory fees and other expenses) of any pooled investment vehicle for which the Adviser serves as investment adviser. For the year ended October 31, 2023, such waiver/reimbursements relating to the Fund’s investment in AB Government Money Market Portfolio amounted to $3,791.

A summary of the Fund’s transactions in AB mutual funds for the year ended October 31, 2023 is as follows:

Fund	Market Value 10/31/22 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,336	$43,582	$46,296	$2,622	$171

During the year ended October 31, 2023, the Adviser reimbursed the Fund $4,505 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Plan

Effective May 12, 2023, the Fund has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 of the Act which permits

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the Fund to pay distribution and servicing fees not to exceed .25% per year of the Fund’s average daily net assets, provided that the Fund will not make any 12b-1 payments under the Plan without prior Board and stockholder approval. No such fees are currently paid. Prior to the Conversion, the Acquired Portfolio paid distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Acquired Portfolio’s average daily net assets attributable to Class A shares. There were no distribution and servicing fees on Advisor Class and Class Z shares. The fees were accrued daily and paid monthly.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and in-kind purchases and sales) for the year ended October 31, 2023 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$39,644,231	$33,751,581
U.S. government securities	3,560,970	3,547,097

During the year ended October 31, 2023, the Fund delivered portfolio securities for the redemption of Fund shares (in-kind redemptions). Cash and portfolio securities were transferred for redemptions at fair value. For financial reporting purposes, the Fund recorded net realized gains and losses in connection with each in-kind redemption transaction. For the year ended October 31, 2023, the Fund had in-kind purchases and in-kind sales as follows:

	Purchases	Sales
In-kind transactions	$5,776,328	$3,335,879

As of October 31, 2023, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$80,142,411

Gross unrealized appreciation	$431,483
Gross unrealized depreciation	(7,467,545)

Net unrealized depreciation	$(7,036,062)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2023, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and

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sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended October 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest

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rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates

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rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2023, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended October 31, 2023, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2023, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of

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default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the year ended October 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts			Payable for variation margin on centrally cleared swaps	$8,114	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$11,219	Unrealized depreciation on forward currency exchange contracts	2,702

Credit contracts	Market value on credit default swaps	11,882

Total		$23,101		$10,816

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

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This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$(155,618)	$242,839

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	(748,703)	172,267

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	53,214	(44,167)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(253,409)	128,135

Total		$(1,104,516)	$499,074

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2023:

Futures:
Average notional amount of buy contracts	$3,660,169	(a)
Average notional amount of sale contracts	$143,709	(b)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$1,417,414	(c)
Average principal amount of sale contracts	$4,803,920
Centrally Cleared Interest Rate Swaps:
Average notional amount	$13,207,000	(b)
Credit Default Swaps:
Average notional amount of buy contracts	$158,512
Average notional amount of sale contracts	$420,292	(d)

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Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$2,590,000	(a)
Average notional amount of sale contracts	$1,652,500	(b)
Total Return Swaps:
Average notional amount	$724,994	(e)

(a)	Positions were open for two months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for ten months during the year.

(d)	Positions were open for six months during the year.

(e)	Positions were open for seven months during the year.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of October 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$6,468	$(2,702)		$	– 0	–	$	– 0	–	$3,766
Citibank, NA	4,751	– 0	–		– 0	–		– 0	–	4,751
Goldman Sachs International	11,882	– 0	–		– 0	–		– 0	–	11,882

Total	$23,101	$(2,702)		$	– 0	–	$	– 0	–	$20,399	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$2,702	$(2,702)		$	– 0	–	$	– 0	–	$ – 0	–

Total	$2,702	$(2,702)		$	– 0	–	$	– 0	–	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of the Fund

The Fund’s shares may only be bought and sold in a secondary market through a broker-dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues and redeems shares at its NAV only in aggregations of a specified number of shares (a creation unit) generally in exchange for a designated portfolio of securities and/or cash (including any portion of such securities for which cash may be substituted). A fixed transaction fee is imposed on authorized participants in connection with creation unit redemption and creation transactions. Authorized participants may be required to pay an additional variable charge to cover certain costs and expenses related to the execution of trades resulting from creation unit transactions. Such variable charges, if any, are included in other capital within the Statement of Changes in Net Assets.

Transactions in shares of the Fund were as follows:

	Shares			Amount
	Year Ended October 31, 2023(a)	Year Ended October 31, 2022		Year Ended October 31, 2023(a)	Year Ended October 31, 2022

Class A*
Shares sold	53,995	110,732		$451,271	$1,074,065

Shares issued in reinvestment of dividends	1,559	1,981		13,026	17,332

Shares converted to Advisor Class	(142,504)	– 0	–	(1,192,228)	– 0	–

Shares redeemed	(34,844)	(6,734)		(287,168)	(59,373)

Net increase (decrease)	(121,794)	105,979		$(1,015,099)	$1,032,024

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	Shares				Amount
	Year Ended October 31, 2023(a)		Year Ended October 31, 2022		Year Ended October 31, 2023(a)			Year Ended October 31, 2022

Advisor Class
Shares sold	947,632		1,186,517			$33,391,949		$45,166,837

Shares issued in reinvestment of dividends	48,945		51,700			1,723,579		1,949,901

Shares converted from:

Class A	33,808		– 0	–		1,192,228		– 0	–

Class Z	1,394		– 0	–		49,157		– 0	–

Shares redeemed	(809,774)		(807,595)			(28,295,615)		(31,564,032)

Net increase	222,005		430,622			$8,061,298		$15,552,706

Class Z*
Shares sold	– 0	–	2,395		$	– 0	–	$24,001

Shares issued in reinvestment of dividends	0	(b)	90			1		834

Shares converted to Advisor Class	(5,877)		– 0	–		(49,157)		– 0	–

Shares redeemed	(3)		(2,485)			(26)		(20,650)

Net increase (decrease)	(5,880)		– 0	–		$(49,182)		$4,185

(a)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was reorganized into AB High Yield ETF. The amounts disclosed include those of the Acquired Portfolio. See Note A and Note H for additional information on the reorganization.

(b)	Amount is less than 0.50 shares.

*	Converted to Advisor Class on April 14, 2023.

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the markets for securities in which the Fund invests fluctuate. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), interest rate levels, and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of

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NOTES TO FINANCIAL STATEMENTS (continued)

rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effect of potential central bank monetary policy, and government fiscal policy, initiatives and resulting market reactions to those initiatives.

Credit Risk—An issuer or guarantor of a fixed-income security may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—Derivatives may be difficult to price or unwind and may be leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to

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exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-US) Investments Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade than domestic securities due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in fixed-income securities denominated in foreign currencies or reduce the Fund’s returns.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes and large positions. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

ETF Share Price and Net Asset Value Risk—The Fund’s shares are listed for trading on the NYSE Arca, Inc. (the “Exchange”). Shares are bought and sold in the secondary market at market prices. The NAV per share of the Fund will fluctuate with changes in the market value of the Fund’s holdings. The Fund’s NAV is calculated once per day, at the end of the day. The market price of a share on the Exchange could be higher than the NAV (premium), or lower than the NAV (discount) and may fluctuate during the trading day. When all or a portion of the Fund’s underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be differences between the current value of a security and the last quoted price for that security in the closed local

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NOTES TO FINANCIAL STATEMENTS (continued)

market, which could lead to a deviation between the market value of the Fund’s shares and the Fund’s NAV. Disruptions in the creations and redemptions process or the existence of extreme market volatility could result in the Fund’s shares trading above or below NAV. As the Fund may invest in securities traded on foreign exchanges, Fund shares may trade at a larger premium or discount to the Fund’s NAV than shares of other ETFs. In addition, in stressed market conditions, the market for Fund shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

Authorized Participant Risk—Only a limited number of financial institutions that enter into an authorized participant agreement with the Fund (“Authorized Participants”) may engage in creation or redemption transactions. If the Fund’s Authorized Participants decide not to create or redeem shares, Fund shares may trade at a premium or discount to the Fund’s NAV, or the Fund could face trading halts or de-listing.

Active Trading Market Risk—There is no guarantee that an active trading market for Fund shares will exist at all times. In times of market stress, markets can suffer erratic or unpredictable trading activity, extraordinary volatility or wide bid/ask spreads, which could cause some market makers and Authorized Participants to reduce their market activity or “step away” from making a market in ETF shares. Market makers and Authorized Participants are not obligated to place or execute purchase and redemption orders. This could cause the Fund’s market price to deviate, materially, from the NAV, and reduce the effectiveness of the ETF arbitrage process. Any absence of an active trading market for Fund shares could lead to a heightened risk that there will be a difference between the market price of a Fund share and the underlying value of the Fund share.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the

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NOTES TO FINANCIAL STATEMENTS (continued)

repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed ETF. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$4,910,876	$3,710,884

Total distributions paid	$4,910,876	$3,710,884

As of December 31, 2022, the Fund’s most recent tax year-end, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(12,341,923	)(a)
Other losses	(675,992	)(b)
Unrealized appreciation (depreciation)	(7,477,041	)(c)

Total accumulated earnings (deficit)	$(20,494,956	)(d)

a)	As of December 31, 2022, the Fund had a net capital loss carryforward of $12,341,923.

(b)	As of December 31, 2022, the Fund had a qualified late-year ordinary loss deferral of $675,992.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

(d)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2022, the Fund’s most recent tax year end, the Fund had a net short-term capital loss carryforward of $6,322,543 and a net long-term capital loss carryforward of $6,019,380, which may be carried forward for an indefinite period.

During the current fiscal year, there were no permanent differences that resulted in adjustments to accumulated loss or additional paid-in capital.

NOTE H

Reorganization

At meetings held on January 31 – February 1, 2023, the Board, on behalf of the Fund, and the Board of Directors of the Acquired Portfolio approved the Conversion providing for the tax-free acquisition by the Fund of the assets and liabilities of the Acquired Portfolio. The acquisition was completed at the close of business May 12, 2023. Pursuant to the Plan, the assets and liabilities of the Acquired Portfolio’s shares were transferred in exchange for Fund shares, in a tax-free exchange as follows:

Portfolio	Shares outstanding before the Conversion		Shares outstanding immediately after the Conversion		Aggregate net assets before the Conversion		Aggregate net assets immediately after the Conversion
Acquired Portfolio*	8,071,417		– 0	–	$66,991,486	+	– 0	–
The Fund	– 0	–	1,914,045		– 0	–	$66,991,486

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of $1,522,177 and unrealized depreciation on investments of $5,609,148, with a fair value of $63,671,262 and identified cost of $69,280,410.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to

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NOTES TO FINANCIAL STATEMENTS (continued)

ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

Year Ended October 31,	January 1, 2021 to October 31, 2021(b)	Year Ended December 31,	November 1, 2018 to December 31, 2018(c)
2023	2022	2020	2019

Net asset value, beginning of period	$34.62	$42.09	$41.58	$40.61	$37.53	$39.47

Income From Investment Operations

Net investment income(d)(e)	2.34	1.90	1.60	2.11	2.19	.38

Net realized and unrealized gain (loss) on investment transactions	(.32)	(7.09)	.68	1.26	3.25	(1.73)

Contributions from Affiliates	.00	(f)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.02	(5.19)	2.28	3.37	5.44	(1.35)

Less: Dividends

Dividends from net investment income	(2.49)	(2.28)	(1.77)	(2.40)	(2.36)	(.59)

Net asset value, end of period	$34.15	$34.62	$42.09	$41.58	$40.61	$37.53

Total Return

Total investment return based on net asset value(g)*	5.86%	(12.68)%	5.56%	8.95	%+	14.77	%+	(3.45)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$73,899	$67,249	$63,608	$38,751	$40,218	$30,509

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(h)(i)†	.50%	.60%	.51	%^	.70%	.29	%++	.29	%^++

Expenses, before waivers/reimbursements(h)(i)†	.86%	1.35%	1.74	%^	2.17%	1.84	%++	3.25	%^++

Net investment income(e)	6.68%	5.00%	4.60	%^	5.41%	5.45%	5.73	%^

Portfolio turnover rate+++	57%	48%	36%	75%	40%	5%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00%	.00%	.00	%^	.00%	.01%	.01	%^

See footnote summary on page 79.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period(a)

(a)

After the close of business on May 12, 2023, AB High Yield Portfolio (the “Acquired Portfolio”) was converted into AB High Yield ETF. The performance and financial history of the Acquired Portfolio’s Advisor Class Shares have been adopted by the Fund and will be used going forward. As a result, the Financial Highlight information includes that of the Acquired Portfolio’s Advisor Class Shares and has been adjusted retroactively for the periods from November 1, 2018 through the Reorganization.

(b)	The Fund changed its fiscal year end from December 31 to October 31.

(c)	The Fund changed its fiscal year end from October 31 to December 31.

(d)	Based on average shares outstanding.

(e)	Net of expenses waived/reimbursed by the Adviser.

(f)	Amount is less than $.005.

(g)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(h)	The expense ratios presented below exclude interest expense:

	Year Ended October 31,		January 1, 2021 to October 31, 2021(b)		Year Ended December 31,		November 1, 2018 to December 31, 2018(c)
	2023	2022			2020	2019
Net of waivers/reimbursements	.50%	.60%	.51	%^	.70%	.29%	.29	%^
Before waivers/reimbursements	.86%	1.35%	1.74	%^	2.17%	1.84%	3.25	%^

(i)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended October 31, 2023, the year ended December 31, 2019 and the period ended December 31, 2018, such waivers amounted to .01, .01% and ..01% (annualized), respectively.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended December 31, 2019 by .01%.

+

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

++

The advisory fee reflected in the Fund’s expense ratio may be higher or lower than the Base Fee plus Performance Adjustment due to the different time periods over which the fee is calculated (i.e., the financial reporting vs. the Performance Period).

+++	Portfolio turnover is calculated for the Fund as a whole for the full fiscal year or period, as applicable, and is not annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB High Yield ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB High Yield ETF (the “Fund”) (one of the funds constituting The AB Active ETFs, Inc. (the “Corporation”)), including the portfolio of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the periods indicated therein through October 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting The AB Active ETFs, Inc.) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods indicated therein through October 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers or others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

December 29, 2023

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)

OFFICERS

Gershon M. Distenfeld(2), Vice President Robert Schwartz(2), Vice President William Smith(2), Vice President Nancy E. Hay, Secretary	Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Principal Underwriter

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Transfer Agent

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s High Yield Investment Team. Messrs. Distenfeld, Schwartz and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR

Onur Erzan,+ 1345 Avenue of the Americas New York, NY 10105 47 (2023)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), Head of Global Client Group and Head of Private Wealth. He oversees AB’s entire private wealth management business and third-party institutional and retail franchise, where he is responsible for all client services, sales and marketing, as well as product strategy, management and development worldwide. Director, President and Chief Executive Officer of the AB Mutual Funds as of April 1, 2021. He is also a member of the Equitable Holdings Management Committee. Prior to joining the firm in January 2021, he spent over 19 years with McKinsey (management consulting firm), most recently as a senior partner and co-leader of its Wealth & Asset Management practice. In addition, he co-led McKinsey’s Banking & Securities Solutions (a portfolio of data, analytics and digital assets and capabilities) globally.	82	None

abfunds.com	AB HIGH YIELD ETF | 83

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS

Garry L. Moody,# Chairman of the Board 71 (2023)

Private Investor since prior to 2018. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody, and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He served as a member of the Investment Company Institute’s Board of Governors and the Independent Directors Council’s Governing Council from October 2019 through September 2023, where he also served as Chairman of the Governance Committee from October 2021 through September 2023. He is Chairman of the AB Funds and Chairman of the Independent Directors Committees since January 2023; he has served as a director or trustee since 2008, and served as Chairman of the Audit Committee of such funds from 2008 to February 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jorge A. Bermudez,# 72 (2023)

Private Investor since prior to 2018. Formerly, Chief Risk Officer of Citigroup, Inc., a global financial services company, from November 2007 to March 2008; Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007; and a variety of other executive and leadership roles at various businesses within Citigroup prior to then; Chairman (2018) of the Texas A&M Foundation Board of Trustees (Trustee since 2013) and Chairman of the Smart Grid Center Board at Texas A&M University since 2012; director of, among others, Citibank N.A. from 2005 to 2008, the Federal Reserve Bank of Dallas, Houston Branch from 2009 to 2011, the Federal Reserve Bank of Dallas from 2011 to 2017, and the Electric Reliability Council of Texas from 2010 to 2016; and Chair of the Audit Committee of the Board of Directors of Moody’s Corporation since December 2022. He has served as director or trustee of the AB Funds since January 2020.

		82	Moody’s Corporation since April 2011

Michael J. Downey,# 79 (2023)	Private Investor since prior to 2017. Formerly, Chairman of The Asia Pacific Fund, Inc. (registered investment company) since prior to 2018 until January 2019. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Nancy P. Jacklin,# 75 (2023)	Private Investor since prior to 2018. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and served as Chair of the Governance and Nominating Committees of the AB Funds from 2014 to August 2023.	82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Jeanette W. Loeb,# 71 (2023)

Private Investor since prior to 2018. Director of New York City Center since 2005. Formerly, Chief Executive Officer of PetCareRx (e-commerce pet pharmacy) from 2002 to 2011 and 2015 to April 2023. She was a director of Apollo Investment Corp. (business development company) from August 2011 to July 2023 and a director of AB Multi-Manager Alternative Fund (fund of hedge funds) from 2012 to 2018. Formerly, affiliated with Goldman Sachs Group, Inc. (financial services) from 1977 to 1994, including as a partner thereof from 1986 to 1994. She has served as director or trustee of the AB Funds since April 2020 and serves as Chair of the Governance and Nominating Committees of the AB Funds since August 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Carol C. McMullen,# 68 (2023)

Private Investor and a member of the Advisory Board of Butcher Box (since 2018) and serves as Advisory Board Chair as of June 2023. Formerly, Managing Director of Slalom Consulting (consulting) from 2014 until July 2023; member, Mass General Brigham (formerly, Partners Healthcare) Investment Committee (2010-2019); Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Chief Investment Officer, Core and Growth and Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016 and serves as Chair of the Audit Committees of such funds since February 2023.

		82	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)

Marshall C. Turner, Jr.,# 82 (2023)

Private Investor since prior to 2018. He was a Director of Xilinx, Inc. (programmable logic semi-conductors and adaptable, intelligent computing) from 2007 through August 2020, and is a former director of 33 other companies and organizations. Former Chairman and CEO of Dupont Photomasks, Inc. (semi-conductor manufacturing equipment) from 2003 through 2006. He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the board of the George Lucas Educational Foundation. He has served as a director of one AB Fund since 1992, and director or trustee of all the AB Funds since 2005. He has served as both Chairman of the AB Funds and Chairman of the Independent Directors Committees from 2014 through December 2022.

		82	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Erzan is an “interested person” of the Portfolio as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS*, AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Onur Erzan 47	President and Chief Executive Officer	See biography above.

Gershon M. Distenfeld 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also Co-Head of Fixed-Income.

William Smith 36	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2018. He is also a Director of US High Yield Credit.

Robert Schwartz 51	Vice President	Senior Vice President of the Manager**, with which he has been associated since prior to 2018.

Nancy E. Hay 51	Secretary	Senior Vice President and Counsel of the Adviser, with which she has been associated since prior to 2018 and Assistant Secretary of ABI**.

Michael B. Reyes 47	Senior Vice President	Vice President of the Adviser**, with which has been associated since prior to 2018.

Stephen M. Woetzel 52	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2018.

Phyllis J. Clarke 62	Controller	Vice President of ABIS**, with which she has been associated since prior to 2018.

Jennifer Friedland 49	Chief Compliance Officer

Vice President of the Adviser** since 2020 and Mutual Fund Chief Compliance Officer (of all Funds since January 2023 and of the ETF Funds since 2022). Before joining the Adviser in 2020, she was Chief Compliance Officer at WestEnd Advisors, LLC from prior to 2018 until 2019.

*	The address for each of the Fund’s officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com for a free prospectus or SAI.

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2023 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the tax year ended December 31, 2022. For foreign shareholders, 57.92% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2024.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2023, which covered the period January 1, 2022 through December 31, 2022 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Active ETFs, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB High Yield ETF (the “Fund”) for an initial two-year period at a meeting held by video conference on January 31-February 1, 2023 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed approval in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions

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that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis. The directors noted that the Adviser does not expect to request such reimbursements. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser from its proposed relationship with the Fund. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund was newly formed and had not yet commenced operations, no performance or other historical information for the Fund was available. However, it was proposed that the Fund would receive the assets of AB High Yield Portfolio (the “Acquired Portfolio”), a series of AB Bond Fund, Inc. (a mutual fund), in exchange for shares of the Fund (an exchange traded fund) and the assumption by the Fund of all the liabilities of the Acquired Portfolio. Shareholders of the Acquired Portfolio would receive shares of the Fund in a liquidating distribution of the Acquired

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Portfolio (the “Conversion”). The portfolio management team of the Acquired Portfolio would continue to manage the assets of the Fund after the Conversion. The Conversion is expected to be consummated on or about May 12, 2023. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an independent service provider (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors noted that the proposed advisory fee is a unitary fee and that the Adviser will pay all expenses of the Fund except for certain expenses payable by the Fund such as interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median and noted that it was equal to the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund

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shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations. The directors noted that the proposed unitary fee for the Fund covers additional services provided by third parties and thus is not directly comparable to the Adviser’s institutional fee schedule.

In connection with their review of the Fund’s proposed advisory fee, the directors also considered the projected total expense ratio of the shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many ETFs do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Disruptors ETF

High Yield ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

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NOTES

100 | AB HIGH YIELD ETF	abfunds.com

AB HIGH YIELD ETF

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ETF-HY-0151-1023

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, Marshall C. Turner, Jr., Jorge A. Bermudez and Carol C. McMullen qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB High Yield ETF	2022	$117,549	—	$23,009
	2023	$129,450	—	$22,111

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) 100% of the amounts for Audit-Related Fees and Tax Fees in the table under Item 4 (b) and (c) are for services pre-approved by the Fund’s Audit Committee. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB High Yield ETF	2022	$1,955,467	$23,009
			$—
			$(23,009)
	2023	$1,783,141	$22,111
			$—
			$(22,111)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Active ETFs, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: December 29, 2023

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: December 29, 2023